UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2015

SIGNAL BAY, INC.
(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

000-12350	47-1890509
(Commission File No.)	(IRS Employer Identification No.)

9484 S. Eastern Ave #141 Las Vegas, NV	89123
(Address of principal executive offices)	(zip codes)

702-748-9944

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01 Regulation FD Disclosure.

The Company has received questions and the Company felt it was better to answer the questions through an 8-K instead emailing the individuals directly.

Q. What is the status of the acquisition of the testing and research laboratory announced on May 8th, 2015?

A. We have completed our due diligence of the testing and research laboratory and have mutually agreed to a target close date of June 30, 2015.

Q. Is the testing and research laboratory in Nevada?

A. No, the testing and research laboratory is located in Oregon. Medical Marijuana has been legal in Oregon since 1998. Recreational Marijuana was approved by voters on Measure 91 in 2014 with an effective date of July 1, 2015.

Q. How long has the testing and research lab been operational?

A. The lab has been open for over a year providing testing and compliance services for licensed Medical Marijuana Dispensaries in accordance with the Oregon Health Authority.

2

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signal Bay, Inc.

Dated: June 11, 2015	By:	/s/ William Waldrop
	Name:	William Waldrop
	Title:	CEO